SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 22, 2006

RoomLinX Inc.
(Exact Name of Registrant as Specified in its Charter)

CO	000-26213	83-0401552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303-544-1111
(Registrant's telephone number, including area code)

401 Hackensack Ave., Hackensack, NJ 07601
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On May 22, 2006, the Company issued a press release providing a financial update and guidance for the quarter ended March 31, 2006. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements:
None

(b)	Pro forma financial information:
None

(c)	Shell company transactions:
None

(d)	Exhibits:
99.1	Press Release of RoomLinX Inc. dated May 22, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOMLINX, INC.

Dated: May 26, 2006	By:	/s/ Michael S. Wasik
Michael S. Wasik
CEO

Exhibit Index

Exhibit No.	Description

99.1	Press Release of RoomLinX Inc. dated May 22, 2006